AmeriCann

INNOVATION FOR THE NEXT GREAT INDUSTRY


Massachusetts Medical
Cannabis Center

CORPORATE OVERVIEW
2018

AmeriCann.co | info@AmeriCann.co | (303) 862-9000 | Stock Symbol: ACAN

FORWARD LOOKING STATEMENTS

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms
of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the company's control.

The Company is in the development stage and to date has generated limited revenue. In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a limited market for the Company's common stock or any other securities of the Company. Please refer to our SEC filings at www.sec.gov

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY. ANY SUCH OFFER ONLY MAY BE MADE PURSUANT TO THE COMPANY'S CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM AND RELATED DOCUMENTS (THE "MEMORANDUM"). THE SECURITIES OFFERED PURSUANT TO THE MEMORANDUM ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. SEE "RISK FACTORS" HEREIN AND IN THE MEMORANDUM.

ABOUT AMERICANN, INC.

PUBLICLY TRADED COMPANY | OTCQX: ACAN . FULLY REPORTING | AUDITED . OFFICES IN BOSTON AND DENVER

DESCRIPTION OF COMPANY

AmeriCann is an Ag-Tech company that is designing, developing and will lease sustainable, state-of-the-art medical cannabis cultivation properties.

The Company does not currently cultivate, process, distribute or sell cannabis.

RAPIDLY GROWING INDUSTRY

Many national experts forecast that medical cannabis will grow more rapidly than any other industry over next several years.

Industry forecasts for 2021 exceed **$31 billion** per year.

BUSINESS MODEL

AmeriCann's business model as a real estate developer allows our shareholders to participate in all regulated states.

This provides the company with great flexibility to pursue national and global opportunities.

MANAGEMENT TEAM

The Company's management team has an impressive track record of success with both private and publicly traded companies.

AmeriCann's team has diverse experience from inside and outside the cannabis industry.

STOCK SYMBOL (OTCQX)

ACAN

SHARES OUTSTANDING

19.36M

MARKET CAP @ $2.80

≈ $54.2M

OTCQB

The OTCQB® Venture Market is for early-stage and developing U.S. and international companies. Companies must be current in their reporting and undergo an annual verification and management certification process.

Share Price 4/23/2018

$2.80

AVG. DAILY VOLUME

43,250



AmeriCann
STOCK SNAPSHOT

CURRENT REGULATED STATES

- NO SPECIFIC LAWS
- CONSIDERING LEGISLATION
- LEGAL FOR MEDICAL USE
- LEGAL FOR ADULT CONSUMPTION



GROWTH OF MEDICAL CANNABIS

29 states have approved medical cannabis regulations for its residents

Over 60% of US population live in states with medical cannabis regulations

8 states and D.C. have passed recreational legislation measure

More states continue to review adopting medical cannabis regulations

89% of US Voters support Medical Marijuana

64% of US Voters support Adult Use

* Future years are projections only based on industry expert analysis. Actual results may vary.

INTERSTATE COMMERCE





INDUSTRY GROWTH

Estimated National Cannabis Sales*



$50 Billion
$40 Billion
$30 Billion
$20 Billion
$10 Billion
$5.4 BILLION
2015
$20.6 BILLION
2020
$54 BILLION
SALES (BILLIONS)
$25
$20
$15
$10
$5
$0
1.3
2.7
5.4
6.7
9.7
13
17
20.6
2013
2014
2015
2016
2017
2018
2019
2020

*Source: Arcview Market Research.

NATIONAL CANNABIS LEGALIZATION WILL REQUIRE $27 BILLION OF INFRASTRUCTURE


$679 MILLION
$382 MILLION
$710 MILLION
$513 MILLION
$1.3 BILLION
$3.5 BILLION
$2.1 BILLION


$27
BILLION
NATIONAL TOTAL

Indicates States potential infrastructure requirements

*Projections only based on industry expert analysis and actual figures from Colorado. Actual results may vary.

SUSTAINABLITY
WHY GREENHOUSE?

Greenhouses
USE 25% FEWER
LIGHT BULBS
THAN INDOOR

OVERALL
UTILITY BILLS
ARE 75% LESS
in green house for
comparable warehouse.
Lower carbon footprint.

Warehouse construction
costs an estimated
$225 PER SQ FT TO
BUILD VS. $125
per square foot to build ultra
efficient Greenhouses.

CASE STUDY
MASSACHUSETTS MARKET

Adult-Use Sales on track for July 1, 2018




ONLY 23 DISPENSARYS ARE OPEN IN THE COMMONWEALTH

"Legal Marijuana could be a $1.1 Billion industry in Mass. by 2020"

- Boston Globe, March 2016

47,000

Certified and Registered Patients that continues to expand toward 125,000

Only 23 DISPENSARIES OPEN

APPLICANTS

Cannabis Control Commission began accepting applications for Adult-Use licenses in April of 2018.

MEDICAL MARIJUANA – Approved November 2012
ADULT USE – Approved November 2016

THE PROBLEM

Massachusetts does not have enough cultivation infrastructure to support medical patients



Square Feet (M)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2016
2017
2018
2019
2020
2021
TOTAL CULTIVATION REQUIRED
OTHER PLANNED PROJECTS
MASSACHUSETTS
MEDICAL CANNABIS CENTER

IMPACT OF LIMITED INFRASTRUCTURE

- HIGH PRICES
- LIMITED SELECTION FOR PATIENTS
- LIMITED QUANTITIES FOR HIGH NEED PATIENTS
- LIMITED STOCK FOR DISPENSARIES
- UNMET MARKET POTENTIAL



Massachusetts Medical Cannabis Center

1 MILLION *square feet of* ready and approved cultivation *and* processing infrastructure

- ✓Site Plan Approval
- ✓Host Community Agreement
- ✓Storm Water Mgmt Plan
- ✓Traffic Impact & Access Study
- ✓Civil Engineering Assessment
- ✓Architectural Schematic Design
- ✓Environmental Phase 1 Report
- ✓Geotechnical Report
- ✓Title Report
- ✓ALTA Survey

600,000 SQ. FT. FACILITY

FIRST PHASE 130,000 sq ft



Massachusetts Medical Cannabis Center

Shovel Ready

All studies, design, planning & approvals in place

- ✓Preferred Partner for 1st Phase
  - BASK, Inc.
  - 15 Year Lease
  - Tenant is 1 of limited approved RMDs
  - Dispensary 20 minutes from MMCC
- ✓Land Purchased for $4,475,000
  - Seller: Boston Beer Co.
- ✓Host Community Agreement in Place
- ✓90-Year Ground Lease
  - Commence Oct. 17th, 2016
- ✓Ground Breaking
  - Spring 2018


30,000 SQ. FT. FACILITY
UNDER CONSTRUCTION
Massachusetts Medical Cannabis Center
The Freetown Planning Board approved the addition of a 30,000 sq ft Research and Development Center
AmeriCann

PRODUCT DEVELOPMENT

SOLANNA
HEALING WITHIN


SOLANNA
allevia
CBD formula
5mg/CBD
50 capsules
SOLANNA
serena
daytime formula
2mg/THC
50 capsules
SOLANNA
lunera
nighttime formula
2mg/THC
50 capsules
SOLANNA
high potency relief
BODY LOTION
SOLANNA
soothe & smooth
BODY LOTION
SOLANNA
relaxing balm
BODY LOTION

NEUTRACEUTICAL LINE OF INFUSED PRODUCTS:

- LOTIONS AND BALMS
- CAPSULES
- SUBLINGUAL TINCTURES
- ORAL DISOLVING FILM
- TRANSDERMAL APPLICATIONS
- OIL CARTRIDGES FOR VAPOR

GROWTH OF INFUSED PRODUCTS

INFUSED PRODUCTS SALES INCREASED FROM 29% to 42% OF TOTAL SALES IN 2015

THE PEOPLE EXPERIENCED MANAGEMENT TEAM & ADVISORS

Insiders have invested over $5 Million in equity & debt to date

MANAGEMENT & DIRECTORS

TIM KEOGH
President, CEO & Director

BEN BARTON
CFO, Director, Founder

BRIAN E. CORR, PHD
Dir. of Horticultural Science and Operations

ADVISORY BOARD

D. MICHAEL ANDERSON, PHD, MPH
Medical Advisor

ERIC FORINGTON
Cannabis Genetics & Breeding Advisor

NICK BRAIT
Licensing and Compliance Advisor

DR. RIEN HAVENS
Extraction & Infused Product Advisor

AmeriCann's team has diverse experience from inside and outside of the cannabis industry

THE PEOPLE

The AmeriCann management team has a proven track record of success for real estate development, startup public company and capital markets experience and success.



TIM KEOGH

Tim Keogh - AmeriCann President and CEO

Mr. Keogh is recognized as one of the leading experts in the medical cannabis industry. He initially served as an advocate for cannabis patients. From this experience he leveraged his 17+ years of commercial real estate development experience to bring elevated standards to the designing, permitting, construction and approvals for medical cannabis properties. Mr. Keogh received a BS in business administration from Mount St. Mary's University.



BEN BARTON

Ben Barton – Founder and CFO

Mr. Barton has been the managing director of Strategic Capital Partners, a private equity firm since 2006. As an entrepreneur, he co-founded SRC Energy (SRCI), a startup that has grown to over a billion-dollar energy company traded on the New York Stock Exchange Market. Mr. Barton has been instrumental in raising over $800 million in equity and debt financing for emerging companies over the past decade. He earned an MBA in finance from UCLA.

INVESTMENT HIGHLIGHTS

MARKET DRIVERS & OPPORTUNITY

- Increased momentum towards the end of cannabis prohibition
- 29 states legalized for medical
- 8 States and Washington, D.C. legalized for recreational
- Highly fragmented industry with national leaders begining to emerge

PEOPLE & RELATIONSHIPS

- Early industry leader with experienced management & advisors
- Forefront of movement
- Expansion of team through Advisory Board
- Active cannabis industry participant on state and national level

BUSINESS MODEL

- Multi-market strategy with national expansion potential
- Ongoing development in Massachusetts
- Expansion plans into key target markets

BUSINESS MODEL & STRATEGY

- Designs, permits, builds & leases cultivation properties
- Provides partners with vertically integrated real estate and cannabis industry support for all phases of growth, processing, & distribution
- AmeriCann does not grow, process or distribute cannabis

AmeriCann

CORPORATE INFORMATION

OTCQB: ACAN

If have questions about AmeriCann please contact Tim Keogh, CEO, at (303) 862-9000 or email timk@americann.co

www.americann.co

INVESTOR RELATIONS Hayden IR New York, NY 917.658.7878	AUDITOR Malone Bailey LLP Houston, TX
ATTORNEYS Hart & Hart, LLC Denver, CO CannaLaw Group Seattle, WA / Chicago, IL	CORPORATE OFFICE 1550 Wewatta St, Denver, CO 80202 303.862.9000
TRANSFER AGENT Island Stock Transfer Clearwater, FL	EAST COAST OFFICE One Boston Place, Suite 2600 Boston, MA 02108


AmeriCann
INNOVATION FOR THE NEXT GREAT INDUSTRY
Massachusetts Medical
Cannabis Center
AmeriCann.co
info@AmeriCann.co
(303) 862-9000
Stock Symbol: ACAN
AmeriCann